Exhibit 10.10

AMENDMENT NO.3 TO CONSULTING AGREEMENT

This Amendment No. 3 to Consulting Agreement (this “Amendment”), dated _June 30, __________, 2016, is entered into between PhaseRx, Inc., a Delaware corporation having a place of business at 410 West Harrison Street, Seattle, WA 98119 (the “Company”) and Paul H. Johnson, Ph.D., having a place of business at 12020 211th Place SE, Snohomish, Washington 98296 (the “Consultant”).

RECITALS

WHEREAS, the Consultant and the Company entered into a Consulting Agreement, effective as of July 2, 2013, as previously amended by that certain Amendment to the Consulting Agreement, effective as of January 2, 2014, and Amendment No.2 to Consulting Agreement, dated as of February 10, 2016 (as so amended, the “Agreement”);

WHEREAS, the Company and the Consultant desire to amend the Agreement to reduce the consultant fees set forth on Exhibit A attached thereto.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto, intending legally to be bound, hereby agree as follows:

1.	Definitions

Unless the context clearly requires otherwise, all capitalized terms as used herein shall have the same meanings as used in the Agreement.

2.	Amendment Date

This Amendment shall be effective as of the date hereof.

3.	Amendments to Agreement

The parties agree that the first bullet under “2. Compensation” on Exhibit A to the Agreement shall be deleted in its entirety and replaced with the following:

“• $5,000 in cash per year, paid in equal quarterly installments in arrears.”

4.	No Other Waivers or Modifications; Applicability of this Agreement

Except to the extent expressly modified by Section 3 of this Amendment, no other covenant, term, provision, condition or agreement of the parties set forth in the Agreement shall be deemed to be waived, modified or amended in any way by this Amendment. All of the recitals, covenants, terms, provisions, conditions and agreements of the parties set forth in the Agreement shall be deemed applicable to this Amendment.

5.	Entire Agreement

The Agreement, as modified by this Amendment, constitute the entire agreement between the parties, and supersedes all prior or written agreements, commitments or understandings concerning the matters provided for herein.

6.	Counterparts

This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or by electronic mail (in portable document format (“PDF”)) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first written above.

COMPANY:	CONSULTANT

PHASERX, INC.	/S/Paul Johnson
a Delaware corporation	Paul H. Johnson, Ph.D.

By:	/S/ Shing-Yin (Helen) Tsui
Name: Shing-Yin Tsui
Title: VP, Finance